Borrowings	12 Months Ended
Dec. 31, 2021
Borrowings.
Borrowings

Note 25 – Borrowings

   Accounting policies

For accounting policy we refer to note 1.

On December 30, 2021, the Group entered into a loan agreement with Oberland. The agreement com- prises of three tranches of which the first tranche of USD 100 million was drawn down on December 31, 2021. Tranche 2 can be drawn down subject to obtaining FDA marketing approval for Glepaglutid where-as tranche 3 can be draw down only upon Oberland’s explicit acceptance.

Loan terms

Loan amount, tranche 1:	100 MUSD
Loan amount, tranche 2:	50 MUSD to be drawn no later than December 31, 2023
Loan amount tranche 3:	50 MUSD to be drawn down no later than June 30, 2023
Maturity date:	December 31, 2028

Repayment profile:	Repayment at maturity:
Base Interest:	Higher of 12 months US Libor and 3 months Libor / [leverage formula] with a floor of 0.25%
Credit spread:	6% p.a., fixed over the term of the contract
Revenue participation payments:	Draw down on tranche 1: 2.67% of consolidated revenue, not exceeding 75 MUSD and Draw down on tranche 1 & 2: 4% of consolidated revenue, not exceeding 75 MUSD
Repayment amount at maturity:	An amount resulting in an investor IRR of 9.75% p.a. including interest payments and royalty payments
Lender option to require repayment of the debt:	Change of control eventSale of certain assets – proceeds from sale to be used to repay the loan, however, no more than up to 75% of the out-standing amount
Zealand option to prepay the debt:	Throughout the term of the loan

Early repayment amount:
Before January 1, 2023:	An amount equal to 120.0% of the principal amount of the Notes issued
From January 1, 2023 until January 1,2024:	An amount equal to 135.0% of the principal amount of the Notes issued
From January 1, 2024 until January 1,2026:	An amount equal to 150.0% of the principal amount of the Notes issued
From January 1, 2026 until January 1,2027:

An amount equal to the greater of 150.0% of the principal amount of the Notes issued and the amount (greater than zero) that would generate an internal rate of return to the Purchasers equal to 12.0% on the aggregate purchase price paid for the Notes

From January 1, 2027 until December 31,2028:

An amount equal to the greater of (i) 150.0% of the principal amount of the Notes issued and (ii) the amount (greater than zero) that would generate an internal rate of return to the Purchasers equal to 11.0% on the aggregate purchase price paid for the Notes

Liquidity covenant

The loan is subject to certain covenants including a requirement to retain cash balances in the amount of at least USD 100 million (DKK 656 million) until trailing 6 months total net revenue excluding sales from V-Go, Alexion Licensed Products and Sanofi Licensed Products exceeds USD 50 million. After deduction of transaction costs, DKK 8.2 million, the carrying amount is DKK 647.9 million.

Note 25 – Borrowings (continued)

Accounting Accessment

Due to the fact that the lenders are entitled to a fixed return of 9.75% p.a., the debt host contract is con-sidered to be a fixed rate loan with variable cash flows.

Management has assessed the contract for non closely related embedded derivatives and has concluded that the prepayment option is not closely related to the debt host contract due to the fact that the repay-ment amount could differ with more than an insignificant amount from the debts amortised cost.

The revenue based payments are not separated from the debt host contract and assessed separately due to the fact that they will mainly affect the timing of the cash flows and not the total IRR. They could to a limited extent impact the prepayment premium.

The interest rate clause comprises an element which could potentially result in leverage. The interest rate clauses are non-closely related and not separated as embedded derivatives due to the fact that they will mainly affect the timing of the cash flows and not the total IRR. Interest rate movements could to a limited extent impact the prepayment premium.

Fair value measurement

Due to the significant premium, the prepayment options will have value for Zealand only if Zealand’s credit quality increases significantly (refer to Note 2). The likelihood of instances which would entitle the lender to require repayment and which would have economic value to the lender is currently consid- ered very low. Based on the above, the fair value of the prepayment options on inception is considered insignificant.

Fair value is determined primarily based on unobservable data (level 3). The most significant input is:

1. Development in future credit rating

2. US Libor forward interest rates

As of the balance sheet date December 31, 2021, no reasonably possible alternative assumption regarding the development in these two inputs will lead to any significant fair value of the prepayment options. The credit spread in the loan corresponds to a rating of CCC. An increase of the Group’s credit quality to a rating between B and BB by the end of 2025 would establish an economic break-even point for exer- cise of the prepayment options. After 2025, the prepayment options would, in virtually all instances not become economically attractive to exercise. The assessment is based on the 31 December 2021 US Libor yield curve and observable credit spreads for traded debt instrument.

The Group has up until now not held complex financial instruments measured at fair value and has currently no processes for determining fair value of such instruments. Therefore, third party valuation specialists have been engaged to determine fair value of the prepayment option as of 31 December 2021.

Due to the fact that the loan agreement has been entered into in December 2021, fair value of the loan as of 31 December 2021 is considered to equal its nominal amount of USD 100 million equal to DKK 656 million. It is considered a level 2 measurement (recent transation).

Collateral provided

The Group has provided floating charge collateral with all assets which can be collaterised including shares in subsidiaries.